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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 6, 2003.

                          Fog Cutter Capital Group Inc.
               (Exact Name of Registrant as Specified in Charter)


         Maryland                   0-23911                 52-2081138
 (State or Other Jurisdiction     (Commission              (IRS Employer
       of Incorporation)          File Number)           Identification No.)

           1410 SW Jefferson Street, Portland, OR              97201
           (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (503) 721-6500


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ITEM 5.  OTHER EVENTS.

On March 6, 2003, Fog Cutter Capital Group Inc. ("FCCG" or the "Company") acquired a 49.5% ownership interest in Strouds Acquisition Corporation ("Strouds"). Strouds is a specialty retailer of home textile products, operating a chain of 50 full-line stores and outlets. The Company's investment was made through a combination of secured debt, stock warrants and preferred stock. The Company will control a majority of the seats on the Strouds board of directors.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         The following exhibit is filed as part of this report:

2.1 Press Release Dated March 6, 2003 - "Fog Cutter Capital Group Inc. Announces Strouds Acquisition"
..

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2003

                                            FOG CUTTER CAPITAL GROUP INC.



                                                R. SCOTT STEVENSON
                                            By: -------------------------------
                                                R. Scott Stevenson
                                                Senior Vice President and Chief
                                                Financial Officer